COMMERCIAL PAPER DEALER AGREEMENT,  dated as of August 31, 1998 between
HOMESIDE LENDING, INC., a Florida corporation (the "Issuer"), and CHASE SECURITIES INC., a Delaware corporation ("CSI").

         The Issuer intends to issue short-term notes pursuant to Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act").

         The Issuer desires to enter into this Agreement with CSI in order to provide for the offer and sale of such notes in the manner described here.

         The parties hereto, in consideration of the premises and mutual covenants herein contained, agree as follows:


1.       Definitions.

         "Business Day" shall mean any day other than a Saturday or Sunday or a day when banks are authorized or required by law to close in New York City.

         "Company Information" shall mean the Offering Memorandum (defined below), together with, to the extent applicable, information provided by the Issuer pursuant to Section 6(b) hereof.

         "DTC" shall mean the Depository Trust Company.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Issuing and Paying Agent" shall mean The Chase Manhattan Bank, the issuing and paying agent under the Issuing and Paying Agency Agreement, or any successor thereto.

         "Issuing and Paying Agency Agreement" shall mean the issuing and paying agency agreement, dated as of September 2, 1998 between the Issuer and the Issuing and Paying Agent, as the same may from time to time be amended.

         "Notes" shall mean short-term promissory notes of the Issuer, substantially in the form of Annex A to the Issuing and Paying Agency Agreement in the case of certificated Notes, and represented by master notes substantially in the form of Annex B to the Issuing and Paying Agency Agreement in the case of book-entry Notes, issued by the Issuer from time to time pursuant to the Issuing and Paying Agency Agreement.

         "Offering Materials" shall mean the offering materials concerning the Issuer contemplated by Section 6 hereof, and such offering materials as from time to time revised or supplemented.

         "Offering Memorandum" shall mean the offering memorandum with respect to the offer and sale of the Notes (including materials referred to therein or incorporated by reference therein), prepared in accordance with Section 6 hereof and provided to purchasers or prospective purchasers of the Notes, and including all amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement.

         "Person" shall mean an individual, a corporation, a partnership, a trust, an association or any other entity.

         "SEC" shall mean the U.S. Securities and Exchange Commission, or any successor thereto.


2.       Issuance and Placement of Commercial Paper Notes.

         (a) The Issuer hereby appoints CSI to act as the Issuer's dealer in connection with the sale of the Notes in accordance with the terms hereof, and CSI hereby accepts such appointment. While (i) the Issuer has and shall have no obligation to permit CSI to purchase any Notes for its own account or to arrange for the sale of the Notes and (ii) CSI has and shall have no obligation to purchase any Notes for CSI's own account or to arrange for the sale of Notes, the parties agree that, as to any and all Notes which CSI may purchase or the sale of which CSI may arrange, such Notes will be purchased or sold by CSI in reliance on, among other things, the agreements, representations, warranties and covenants of the Issuer contained herein on the terms and conditions and in the manner provided for herein.

         (b) If the Issuer and CSI shall agree on the terms of the purchase of any Note by CSI or the sale of any Note arranged by CSI (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount rate thereof (in the case of Notes issued on a discount basis), and appropriate compensation for CSI's services hereunder) pursuant to this Agreement, CSI shall confirm the terms of each such agreement promptly to the Issuer in CSI's customary form, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement, and payment for such Note shall be made in accordance with such Agreement. The authentication and delivery of such Note by the Issuing and Paying Agent shall constitute the issuance of such Note by the Issuer. The Issuer shall deliver Notes signed by the Issuer to the Issuing and Paying Agent, and instructions shall be delivered to the Issuing and Paying Agent to complete, authenticate and deliver such Notes in the manner prescribed in the Issuing and Paying Agency Agreement. CSI shall be entitled to compensation at such rates and paid in such manner as the Issuer and CSI shall from time to time agree upon and to reimbursement for CSI's out-of-pocket costs and expenses, including, but not limited to, fees and disbursements of counsel, in connection with the preparation of this Agreement and the transactions contemplated hereby.

         (c) The Notes may be issued either in physical bearer form or in book-entry form. Notes in book-entry form shall be represented by master notes registered in the name of a nominee of DTC and recorded in the book-entry system maintained by DTC. References to "Notes" in this Agreement shall refer to both physical and book-entry Notes unless the context otherwise requires. The Notes may be issued either at a discount or as interest-bearing obligations with interest payable at maturity in a stated amount.

         (d) Each Note purchased by, or the sale of which is arranged through, CSI hereunder shall (i) have a face amount of $100,000, or an integral multiple of $1,000 in excess thereof, (ii) have a maturity which is a Business Day not later than the 270th day next succeeding such Note's date of issuance and (iii) not contain any provision for extension, renewal or automatic "rollover".


3. Representations and Warranties of the Issuer.

         (a)      The Issuer represents and warrants as follows:

         (i) The Issuer is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation and has the corporate power and authority to own its property, to carry on its business as presently being conducted, to execute and deliver this Agreement, the Issuing and Paying Agency Agreement, and the Notes, and to perform and observe the conditions hereof and thereof.

         (ii) Each of this Agreement and the Issuing and Paying Agency Agreement has been duly and validly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding agreement of the Issuer. The issuance and sale of Notes by the Issuer hereunder have been duly and validly authorized by the Issuer and, when delivered by the Issuing and Paying Agent as provided in the Issuing and Paying Agreement, each Note will be the legal, valid and binding obligation of the Issuer.

         (iii) The Notes are exempt from the registration requirements of the 1933 Act by reason of Section 3(a)(3) thereof, and, accordingly, registration of the Notes under the 1933 Act will not be required. Qualification of an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended, will not be required in connection with the offer, issuance, sale or delivery of the Notes.

         (iv) The Issuer is neither an "investment company" nor a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (v) No consent or action of, or filing or registration with, any governmental or public regulatory body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of this Agreement, the Issuing and Paying Agency Agreement or the Notes.

         (vi) Neither the execution and delivery by the Issuer of any of this Agreement, the Issuing and Paying Agency Agreement and the Notes, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (x) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer or (y) violate any of the terms of the Issuer's charter documents or by-laws, any contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court of governmental instrumentality, to which the Issuer is subject or by which it or its property is bound.

         (vii) There are no actions, suits, proceedings, claims or governmental investigations pending or threatened against the Issuer or any of its officers or directors or any persons who control the Issuer (within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act) or to which any property of the Issuer is subject, which could in any way result in a material adverse change in the condition (financial or otherwise) of the Issuer, or materially prevent or interfere with, or materially and adversely affect the Issuer's execution, delivery or performance of, any of this Agreement, the Issuing and Paying Agency Agreement and the Notes.

         (viii) The initial Offering Materials do not, and any amendments or supplements thereto and any subsequent Offering Materials and any amendments or supplements thereto will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

         (b) Each issuance of Notes by the Issuer shall be deemed a representation and warranty by the Issuer to CSI, as of the date thereof, that, both before and after giving effect to such issuance, (i) the representations and warranties of the Issuer set forth in Section 3(a) hereof remain true and correct on and as of such date as if made on and as of such date (except to the extent such representations and warranties expressly relate solely to an earlier date); (ii) the corporate resolutions and certificate of incumbency referred to in Section 5 hereof remain accurate and in full force and effect; (iii) since the date of the most recent Offering Materials, there has been no material adverse change in the financial condition or operations of the Issuer which has not been disclosed to CSI in writing; and (iv) the Issuer is not in default of any of its obligations hereunder, under the issuing and Paying Agency Agreement or under any Note.

4. Covenants and Agreements of the Issuer.

                  (a) Without the prior written consent of CSI, the Issuer shall not permit to become effective any amendment, supplement, waiver or consent to or under the Issuing and Paying Agency Agreement. The Issuer shall give to CSI, at least 60 Business Days prior to the proposed effective date thereof, notice of any proposed amendment, supplement, waiver or consent under the Issuing and Paying Agency Agreement. The Issuer shall provide to CSI, promptly after the same is executed, a copy of any amendment, supplement or written waiver or consent covered by the notice requirements of this Section 4(a). The Issuer further agrees to furnish prior written notice to CSI, as soon as possible and in any event at least 60 days prior to the effective date thereof, of any proposed resignation, termination or replacement of the Issuing and Paying Agent.

                  (b) The Issuer shall, whenever there shall occur any change in the Issuer's financial condition or any development or occurrence in relation to the Issuer that would be material to the holders of Notes or potential holders of Notes, promptly, and in any event prior to any subsequent issuance of Notes, notify CSI (by telephone, confirmed in writing) of such change, development or occurrence.

                  (c) The Issuer covenants and agrees with CSI that the Issuer will promptly furnish to CSI a copy of any notice, report or other information, relating to the Notes delivered to or from rating agencies then rating the Notes.

                  (d) Without limiting any obligation of the Issuer pursuant to this Agreement to provide CSI with credit and financial information, the Issuer hereby acknowledges and agrees that CSI may share and exchange Offering Materials and any other information or matters relating to the Issuer or the transactions contemplated hereby with The Chase Manhattan Corporation and its subsidiaries, including The Chase Manhattan Bank, in the following circumstances: (1) for approving lines of credit or borrowings thereunder, and
(2) in connection with commercial paper underwriting or placement.

                  (e) The proceeds from the sale of Notes will be used by the Issuer for "current transactions" within the meaning of Section 3(a)(3) of the 1933 Act.

                  (f) The Issuer agrees promptly from time to time to take such action as CSI may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as CSI may request and to comply with such laws so as to permit the continuance of sales and resales therein for as long as may be necessary to complete the transactions contemplated hereby, provided that in connection therewith the Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction other than consent to service of process under such state securities laws. The Issuer also agrees to reimburse CSI for any reasonable fees or costs incurred in so qualifying the Notes.


5.       Conditions Precedent.

         At or promptly after the execution of this Agreement, and as conditions precedent to any obligations of CSI hereunder, there shall have been furnished to CSI, in form and substance satisfactory to CSI:

         (i) an original or photocopy of the executed Issuing and Paying Agency Agreement;

         (ii)     a certified copy of  resolutions  duly adopted by the Board of
                  Directors  of  the  Issuer   authorizing   and  approving  the
                  transactions contemplated hereby;

         (iii) a certificate of incumbency showing the officers and other representatives of the Issuer authorized to execute Notes and to give instructions concerning the issuances of Notes;

         (iv) an opinion of counsel to the Issuer addressed to CSI as to the matters set forth in subsections (i)-(vii) of Section 3(a) above and as to such other matters as CSI shall reasonably request;

         (v) a copy of each other opinion of counsel furnished to any Person that may be delivered in connection with the issuance the Notes, including, but not limited to, any opinion delivered under or relating to the Issuing and Paying Agency Agreement, each of which shall be addressed to CSI;

         (vi) true and correct copies of the letters assigning ratings and of all other correspondence to the Issuer from the rating agencies that have assigned a rating to the Notes;

         (vii) a copy of the Offering Materials, including the Offering Memorandum, approved in writing by the Issuer;

         (viii) true and correct copies of any documents relating to the Notes executed by the Issuer and DTC; and

         (ix) in connection with issuance of Notes in book-entry form, a copy of the master note(s) evidencing such Notes.

6.       Disclosure.

         (a) The Issuer understands that, in connection with the offer and sale of the Notes, from time to time offering materials, including an Offering Memorandum and any other Company Information approved by the Issuer for dissemination to purchasers or potential purchasers of the Notes (the "Offering Materials"), will be prepared by the Issuer, relating to the Notes and the Issuer, which Offering Materials may be distributed to CSI's sales personnel and to purchasers and prospective purchasers of the Notes.

         (b) To provide a basis for the preparation of the Offering Materials and to assist in CSI's ongoing credit review procedures and sale of the Notes, the Issuer agrees to furnish to CSI, as these items become available,
   (i) the Issuer's most recent report on Form 10-K filed with the SEC and each report on Form 10-Q or 8-K filed by the Issuer with the SEC since the most recent Form 10-K, (ii) the Issuer's most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, if not included in item (i) above, (iii) the Issuer's and its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders, any national securities exchange or any rating agency, and any information generally supplied in writing to securities analysts [in the case of an Issuer that is not a public company, specify similar information desired], (iv) research reports prepared by any brokerage house with respect to the Company, (v) any other information or disclosure prepared pursuant to Section 6(f) hereof, and (vi) any other information or document prepared or approved by the Issuer for dissemination to purchasers or potential purchasers of the Notes. In addition, the Issuer shall provide CSI with such other information as CSI may reasonably request for the purpose of its ongoing credit review of the Issuer.

         (c) The Issuer recognizes that the accuracy and completeness of the Offering Materials are dependent upon the accuracy and completeness of the information obtained by CSI and, subject to Section 6(d) and Section 7 hereof, CSI shall not be responsible for any inaccuracy in any Offering Materials.

         (d) CSI agrees that prior to the distribution of any Offering Materials CSI will provide the Issuer with a copy thereof for the Issuer's approval. The Issuer agrees promptly to notify CSI in writing of the Issuer's approval or disapproval of any Offering Materials submitted to the Issuer for review. If the Issuer has not indicated its written approval, and has not indicated in writing the reasons why such approval cannot be given, by the 14th calendar day after the Offering Materials are sent to the Issuer, the Offering Materials shall be deemed approved by the Issuer on such 14th day. Any such approval by the Issuer shall be deemed to be a representation by the Issuer that the Offering Materials (excluding any information furnished by CSI expressly for inclusion therein, as set forth in the sections thereof entitled "CSI Affiliates" and "Additional Information") so approved do not contain an untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         (e) The Issuer represents and warrants to CSI that the financial statements of the Issuer delivered or to be delivered to CSI in accordance with this Section 6 are or will be in accordance with generally accepted accounting principles and practices in effect in the United States on the date such statements were or will be prepared and fairly do or will present the financial condition and operations of the Issuer at such date and the results of the Issuer's operations for the period then ended.

         (f) The Issuer further agrees to notify CSI promptly upon the occurrence of (i) any event that would render any fact contained in the Issuer's most recent financial reports, as submitted to CSI, untrue or misleading, or
(ii) any event relating to or affecting the Issuer that would cause the Offering Materials then in use to include an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In such event, the Issuer agrees to supply CSI promptly with such information as will correct such untrue or misleading statement or omission.


7.       Indemnification.

         (a) The Issuer agrees to indemnify CSI and its affiliates, their respective directors, officers, employees, and agents, and each person who controls CSI or its affiliates within the meaning of the 1933 Act or the Exchange Act and any successor thereto (CSI and each such person being and "Indemnified Person") from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Person may become subject under any applicable federal or state law, or otherwise, related to or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or in any information (whether oral or written) or documents furnished or made available by the Issuer to offerees of the Notes or any of their representatives or the omission or the alleged omission to state therein a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (ii) any matter or transaction contemplated by this Agreement or by the engagement of CSI pursuant to, and the performance by CSI of the services contemplated by, this Agreement or by the engagement of CSI pursuant to, and the performance by CSI of the services contemplated by, this Agreement and shall promptly reimburse any Indemnified Person for all expenses (including, but not limited to, fees and disbursements of internal and external counsel), as they are incurred, in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Person is a party, provided, however, that, with respect to (ii), the Issuer shall not be liable in any such case to the extent such loss, claim, damage or liability is finally judicially determined to have resulted primarily from an Indemnified Person's gross negligence or willful misconduct.

         (b) Promptly after receipt by an Indemnified Person under this Section 7 of notice of any claim or the commencement of any action, the Indemnified Person shall, if a claim in respect thereof is to be made against the Issuer under this Section 7, notify the Issuer in writing of the claim or the commencement of that action; provided, however, that the failure to notify the Issuer shall not relieve it from any liability that the Issuer may have under this Section 7 except up to the extent of any actual and material prejudice suffered by the Issuer as a result of such failure; and, provided, further, that in no event shall the failure to notify the Issuer relieve it from any liability that the Issuer may have to an Indemnified Person otherwise than under this
Section 7. If any such claim or action shall be brought against an Indemnified Person, and it notifies the Issuer thereof, the Issuer shall be entitled to participate therein and, to the extent that the Issuer wishes, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person. After notice from the Issuer to the Indemnified Person of the Issuer's election to assume the defense of such claim or action, the Issuer shall not be liable to the Indemnified Person under this Section 7 for any legal or other expenses subsequently incurred by the Indemnified Person in connection with the defense thereof other than reasonable costs of investigation. The Issuer shall not be liable for any settlement of any such action effected without the Issuer's written consent (which consent shall not be unreasonably withheld) but, if settled with the Issuer's written consent or if there is a final judgment for the plaintiff in any such action, the Issuer agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

         (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is for any reason unavailable or insufficient to hold harmless an Indemnified Person, other than as expressly provided above, the Issuer and CSI shall contribute to the aggregate costs of satisfying such liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, on the one hand, and CSI, on the other hand, or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and CSI on the other with respect the statements or omissions which resulted in such loss, claim, damage or liability or action in respect thereof, as well as any other equitable considerations. The relative benefits received by the Issuer on the one hand and CSI on the other with respect to such offering shall be deemed to be in the same proportion as the aggregate proceeds to the Issuer of the Notes sold pursuant hereto (before deducting expenses) bear to the aggregate commissions and fees earned by CSI hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or CSI on the other, the intent of the parties, and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuer and CSI agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an Indemnified Person as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, but not be limited to, any fees and disbursements of internal and external counsel reasonably incurred by an Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the aggregate of all amounts paid by CSI pursuant to the foregoing shall not exceed the aggregate of the commissions and fees earned by CSI hereunder.

         (d) The obligations of the Issuer in this Section 7 are in addition to any other liability that the Issuer may otherwise have.

         (e) The provisions of this Section 7 shall survive the termination of this Agreement.


8.       Notices.

         All notices required under the terms and provisions hereof shall be in writing, delivered by hand, by mail (postage prepaid), or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.


If to the Issuer:                   If to CSI:

HomeSide Lending, Inc.              Chase Securities Inc.
7301 Baymeadows Way                 270 Park Avenue, 9th Floor
Jackonsville, Florida  32256        New York, New York  10017
Attention:  James Krakau            Attention:  Money Market Division
Fax No.:  904-281-7766              Fax No.:  212-834-6560

or, if to any of the foregoing parties or their successors, at such other address as such party or successor may designate from time to time by notice duly given in accordance with the terms of this Section 9 to the other party hereto.


9.       Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS.


10.      Entire Agreement.

         This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understanding between the parties.


11.      Amendment and Termination; Successors; Counterparts.

         (a) The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument signed by both parties hereto. The Issuer or CSI may terminate this Agreement upon at least 30 days' written notice to the other, provided that such termination shall not affect the obligations of the parties hereunder with respect to Notes unpaid at the time of such termination or with respect to actions or events occurring prior to such termination.

         (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Issuer may not assign, either in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of CSI, and any such assignment without such consent shall be null and void. CSI may assign or transfer, either in whole or in part, any of is rights or obligations under this Agreement to any affiliate of CSI, upon at least 30 days' prior written notice to the Issuer.

         (c) This Agreement may be executed in several counterparts, each of which shall be deemed an original hereof.


12.      Captions.

         The Captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


13.      Severability of Provisions.

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of such provisions in any other jurisdiction.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                                            HOMESIDE LENDING, INC.


                                            By:/s/Kevin Race
                                                 Name: Kevin Race
                                                 Title: Vice President and Chief
                                                        Financial Officer


                                            CHASE SECURITIES INC.


                                            By:/s/ Eugene Pickens
                                                Name:  Eugene Pickens
                                                Title:  Vice President